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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                  -------------

         Date of Report (Date of earliest event reported): June 28, 2004

                           International Paper Company
             (Exact name of registrant as specified in its charter)

           New York                     1-3157                 13-0872805
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

                400 Atlantic Street
               Stamford, Connecticut                              06921
     (Address of principal executive offices)                  (Zip Code)


                                 (203) 541-8000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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         Item 5.  Other Events and Required FD Disclosure

         On June 28, 2004, International Paper Company, as guarantor (the "Company") and Ngahere Aotearoa, a New Zealand wholly owned subsidiary of the Company (the "Borrower") entered into a 3-Year Credit Agreement, dated as of June 28, 2004, among the Company, the Borrower, Various Lending Institutions, Bank of Tokyo-Mitsubishi Trust Company, as Syndication Agent, Mizuho Corporate Bank (USA), as Documentation Agent and Deutsche Bank AG New York Branch, as Administrative Agent (the "3-Year Credit Agreement"), with an aggregate principal amount of $650,000,000. A copy of the 3-Year Credit Agreement is filed as Exhibit 10.1 hereto.

         The proceeds of the 3-Year Credit Agreement were used to repay in full the Borrower's existing $650,000,000 credit agreement (the "Prior Credit Agreement") dated August 24, 2001, as amended by Amendment No. 1 dated as of March 8, 2002, of which the Company was the guarantor. A copy of the Prior Credit Agreement is referenced as Exhibit 10.10 to the Company's Form 10-K for the period ended December 31, 2003.

         Item 7.  Financial Statements, Financial Information and Exhibits

                  (c)  Exhibits

                  10.1 3-Year Credit Agreement, dated as of June 28, 2004, among International Paper Company, Ngahere Aotearoa, Various Lending Institutions, Bank of Tokyo-Mitsubishi Trust Company, as Syndication Agent, Mizuho Corporate Bank (USA), as Documentation Agent and Deutsche Bank AG New York Branch, as Administrative Agent.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             International Paper Company




                                             By:  /s/ Andrea L. Dulberg
                                                --------------------------------
                                                 Name:  Andrea L. Dulberg
                                                 Title: Assistant Secretary


Date:   July 1, 2004




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                                  EXHIBIT INDEX

     Exhibit
     Number          Exhibit Name
     ------          ------------
     10.1            3-Year Credit Agreement, dated as of June 28,
                     2004, among International Paper Company, Ngahere
                     Aotearoa, Various Lending Institutions, Bank of
                     Tokyo-Mitsubishi Trust Company, as Syndication
                     Agent, Mizuho Corporate Bank (USA), as
                     Documentation Agent and Deutsche Bank AG New York
                     Branch, as Administrative Agent.